Exhibit 10.18

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

395 Pine Tree Road, Suite 310
Ithaca, New York 14850 p. 607-254-4698 f. 607-254-5454 www.ctl.cornell.edu

January 13, 2022

[***]

RE:	AMENDMENT #1

to the SECOND LICENSE AGREEMENT by and between LEXEO Therapeutics, Inc. (hereinafter “LICENSEE”) and Cornell University (“Cornell”), as represented by its Center for Technology Licensing at Cornell University (hereinafter “CTL”) effective May 28, 2020 (CTL Contract [***]) (the “Agreement”)

Effective as of the date of last signature below (“Amendment Date”), the parties hereby agree as follows:

1) The Parties acknowledge that, after execution of the Agreement, the form of LICENSEE has changed from an LLC to a Delaware C corporation.

2) The Parties hereby agree to add the following to the list of Original Material in Appendix C:

Additional Original Material

15. [***] from Cornell’s clinical lot inventory, docketed at Cornell as [***]. The Original Material described in this line 15 will be used to [***]. For clarity, no activities for the Original Material described in this line 15 will involve human/clinical use.

3) In consideration for this Amendment, LICENSEE shall pay Cornell [***] as a material transfer fee and [***] as a license fee, each within [***] of the Amendment Date.

4) Except as expressly set forth herein, nothing in this Amendment changes the terms and conditions of the Agreement.

5) This Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

6) THIS AMENDMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK without regard to any conflicts of law provision that would result in the application of the laws of any state other than the State of New York, but the scope and validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

IN WITNESS WHEREOF, both Cornell and LICENSEE have executed this Amendment by their respective and duly authorized officers on the day and year last written below.

Cornell University		LEXEO Therapeutics, Inc.

By:	/s/ Brian J. Kelly, PhD	By:	/s/ Christopher Holterhoff
[Signature of Authorized Officer]
Name:	Brian J. Kelly, PhD	Name:	Christopher Holterhoff
Title:	Director, Technology Licensing	Title:	VP, Corp. & Business Development

Date:	January 13, 2022	Date:	January 13, 2022